TCW Funds, Inc.

TCW Growth Equities Fund – Class I and Class N

Supplement Dated November 1, 2012 to the

Summary Prospectus Dated February 28, 2012,

As Amended May 31, 2012

Effective November 1, Chang Lee and Mike Olson have been added to the portfolio management team of the TCW Growth Equities Fund (the “Fund”). Therefore, effective November 1, on page 3, under the heading “Portfolio Managers,” the following is added:

Name	Experience with the Fund	Primary Title with Investment Advisor
Chang Lee	Served as portfolio manager since November 2012	Managing Director

Mike Olson	Served as portfolio manager since November 2012	Managing Director

Effective January 1, 2013, R. Brendt Stallings will no longer serve as portfolio manager of the Fund and will be deleted from the table referenced above.

Please retain this Supplement with your Summary Prospectus for future reference.